DESCRIPTION OF BUSINESS	12 Months Ended
Dec. 31, 2012
Description Of Business [Abstract]
DESCRIPTION OF BUSINESS

NOTE 1 — DESCRIPTION OF BUSINESS

Overview

Micronet Enertec Technologies, Inc. (formerly known as Lapis Technologies, Inc.), a U.S. based Delaware corporation formed in Delaware on January 31, 2002. On March 14, 2013 we changed our corporate name from Lapis Technologies, Inc. to Micronet Enertec Technologies, Inc. (“we,” “Micronet Enertec” or “the Company”). We operate through two Israel-based companies, Enertec Systems 2001 Ltd, or Enertec, our wholly-owned subsidiary, and Micronet Ltd, or Micronet, in which we hold 50.1% as of December 31, 2012.

Micronet is a publicly traded company on the Tel Aviv stock exchange and operates in the growing commercial Mobile Resource Management, or MRM market. Micronet designs, develops, manufactures and sells rugged mobile computing devices that provide fleet operators and field workforces with computing solutions in challenging work environments. Micronet’s vehicle cabin installed and portable tablets increase workforce productivity and enhance corporate efficiency by offering computing power and communication capabilities that provide fleet operators with visibility into vehicle location, fuel usage, speed and mileage. Micronet’s customers consist primarily of application service providers, or ASPs, and solution providers specializing in the MRM market.

Enertec operates in the Defense and Aerospace markets and designs, develops, manufactures and supplies various customized military computer-based systems, simulators, automatic test equipment and electronic instruments. Enertec’s solutions and systems are designed according to major aerospace integrators’ requirements and are integrated by them into critical systems such as command and control, missile fire control, maintenance of military aircraft and missiles for use by the Israeli Air Force and Navy and by foreign defense entities.

Micronet Acquisition

On September 7, 2012, we, through our wholly-owned subsidiary Enertec Electronics Ltd., an Israeli corporation, or Enertec Electronics, acquired from three Israeli individuals who collectively were the former controlling shareholders, or the Sellers, 47.5% of the issued and outstanding shares of Micronet pursuant to a stock purchase agreement, or the Agreement. As a result of the consummation of the Micronet acquisition, we have become the largest shareholder of Micronet and the legal controlling entity because we have the ability to nominate the majority of the members of Micronet’s board of directors, which gives us control of Micronet’s operations.

Pursuant to the terms of the Agreement we acquired 8,256,000 ordinary shares of Micronet for 17.3 million NIS (approximately $4.3 million), divided pro rata among Sellers. The acquisition was financed based partly on our own resources and partly by means of a loan from UTA Capital (see reference to note 9). The Agreement also includes two call options granted to Micronet Enertec and a put option granted to Sellers. Pursuant to the initial call option, we are entitled to purchase from the Sellers, during the period beginning on the closing of the transaction and for 11 months thereafter, up to additional 996,000 ordinary shares of Micronet (5.49% of Micronet’s issued and outstanding shares) for a price of 2.1 NIS (approximately $0.563 per share) per share as adjusted based on the Israeli customers index. Under the second call option, we are entitled to purchase from the Sellers up to additional 1,200,000 ordinary shares of Micronet.

The second call option is in effect for the period that begins on the one-year anniversary of the closing of the transaction and ends on the 21-month anniversary of the closing of the transaction (6.62% of Micronet’s issued and outstanding shares) for a price of 2.1 NIS per share as adjusted based on the Israeli customers index (reflecting $0.563 per share at December 31, 2012) plus 25% of Micronet’s 2012 gross profit per share based on Micronet’s issued and outstanding shares as of December 31, 2012, up to maximum of 18,850,000 shares, but in any event such price per share shall not exceed 3 NIS ($0.8 per share at December 31, 2012). Pursuant to the put option granted to Sellers, Sellers can cause the sale of up to an additional 1,000,002 ordinary shares constituting 5.73% of Micronet’s issued and outstanding shares for a price of 2.2 NIS per share ($0.589 per share at December 31, 2012) as adjusted based on the Israeli customers index. The put option is in effect for the period that begins on the one-year anniversary of the closing of the transaction and ends on the 22-month anniversary of the closing of the transaction. Micronet’s results of operation and balance sheet were included in our consolidated reports commencing in the closing date, Acquisition costs amounted to $65 were charged to general and administrate expenses.

The purchase consideration was allocated to the tangible assets and intangible assets acquired and liabilities assumed based on their estimated fair values on the acquisition date. The fair value assigned to identifiable intangible assets acquired has been determined by using valuation methods that discount expected future cash flows to present value using estimates and assumptions determined by management. These estimates are subject to revision, which may result in significant adjustments to the values presented below, when the appraisals are finalized. The Company determined that the fair values of net assets acquired exceeded the purchase price by $4,623, which was recorded as a bargain purchase gain, and is shown as a separate non operating income. The gain is not a taxable income for tax purposes. The gain was largely determined by the following reasons:

•	Micronet is a publicly-traded company on the Tel Aviv Stock Exchange (“TASE”). The purchase price takes into consideration the average price per Micronet share for the 12 month period prior to the Closing Date. The average price per Micronet share for the 12 month period prior to the Closing Date was approximately 2.2 NIS, whereas the purchase price was 2.1 NIS.
•	In addition to the cash consideration paid in the transaction as aforementioned, additional consideration for the Sellers is attributable to their expectation that the new controlling shareholders of Micronet together with the management team, will be able to use their experience, abilities and expertise to increase Micronet’s value and thereby increase the value of the remaining shares held by the Sellers. Accordingly, the transaction was structured so that the Sellers continue to be stockholders of Micronet. The Sellers hold approximately 30% of the company’s outstanding share capital following the Acquisition.
•	Approximately 40% of the gain is created following the technical measurement of non-controlling interest at fair value which is much lower than the non-controlling interests’ proportionate share of identifiable net assets.

Purchased identifiable intangible assets are amortized on a straight-line basis over their respective useful lives. The table set forth below summarizes the estimates of the fair value of assets acquired and liabilities assumed and resulting gain on bargain purchase

U.S. $ in Thousands
Current assets	$19,492
Derivative asset – call options	404
Property, plant and equipment, net	1,400
Other non-current assets	267
Identifiable intangible assets:
Customer relations	918
Backlog	712
Technology	330
Total assets acquired	23,523
Current liabilities	4,689
Derivative liability – put option	163
Convertible notes	1,265
Long-term liabilities, including deferred taxes liability	1,383
Total liabilities assumed	7,500
Non-controlling interest	6,461
Employees stock options (non-controlling interest)	635
Gain on bargain purchase	4,623
Net assets acquired	$4,304

The consideration of the acquisition was attributed to net assets acquired and liabilities assumed based on their fair value. Upon a purchase price allocation, an amount of $330 was allocated to technology and to be amortized over a 5-year period, an amount of $917 was allocated to estimated fair value of the customers relation intangible assets to be amortized over a 3-year period, and an amount of $712 was allocated to backlog which is being amortized over its estimated useful life-up to 0.5 years. In addition, the value of employees stock option was recorded at fair value upon acquisition and amounted to $635, as these employees stock options are fully vested they were classified upon acquisition as part of the non-controlling interest. The call and put options between the Company and the Sellers were measured at fair value as part of the acquisition and amounted to $404 and $163 respectively. They will be marked to market each reporting period. An amount of $1,171 was allocated to the fair value of inventory that will be realized in up to 4 months. The non-controlling interests were calculated based on the market price of Micronet’s share at the acquisition date. The contribution of Micronet’s results to our consolidated revenue net income was $7,341 and loss of $181, respectively for the year ended December 31, 2012.

On November 14, 2012, we, via Enertec Electronics, exercised our right pursuant to the call option granted under the Agreement and acquired an additional 2.6% of the issued and outstanding shares of Micronet for a consideration of approximately $246 (based on the NIS/dollar exchange rate at the time), increasing our ownership to 50.1% of the issued and outstanding shares of Micronet.

The unaudited pro forma financial information in the table below summarizes the combined results of our operations and those of Micronet for the periods shown as though the acquisition of Micronet occurred as of the beginning of fiscal year 2012. The pro forma financial information for the periods presented includes the business combination accounting effects of the acquisition, including amortization charges from acquired intangible assets. The pro forma financial information as presented below is for informational purposes only, is subject to a number of estimates, assumptions and other uncertainties, and is not indicative of the results of operations that would have been achieved if the acquisition and divestiture had taken place at January 1, 2012. The unaudited pro forma financial information is as follows (in thousands, except per share amounts):

	Year Ended December 31,
	2012	2011
Total revenues	$37,492	$22,691
Net income attribute to Micronet Enertec*	$2,840	$(82)
Basic earnings per share	$0.88	$(0.02)
Diluted earnings (losses) per share	$0.82	$(0.02)

*	Excluding one-time gain on bargain purchase amounted to $4,623.